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REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) dated as of [●], 2020 is between Bandwidth Inc., a Delaware corporation (the “Company”), and [Voicebox S.á r.l] 1, a private limited liability company incorporated under the laws of Luxembourg (RCS number B198.967) (the “Holder”). Capitalized terms used but not defined herein have the meanings assigned to them in the Share Purchase Agreement dated as of October [●], 2020 (the “SPA”), among the Company, the Holder and the other sellers named therein.
WHEREAS, the Company and the Holder are parties to the SPA, pursuant to which, among other things, on the Closing Date, the Company will acquire all of the Shares of Voice Topco (which, subject to Closing occurring on the Closing Date, shall be deemed to have taken place on the Effective Closing Time); and
WHEREAS, upon Closing the Holder shall receive the Consideration Shares pursuant to the terms of the SPA.
NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS

Section 1.1. Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:
“Agreement” shall have the meaning given in the Preamble, as amended from time to time in accordance herewith.
“Commission” means the Securities and Exchange Commission.
“Company” shall have the meaning given in the Preamble.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form S-3” means a Registration Statement on Form S-3 or any comparable successor form or forms thereto.
“Holder” shall have the meaning given in the Preamble.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.
“Registrable Security” or “Registrable Securities” shall mean the Consideration Shares; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have ceased to be outstanding; or (C) such securities have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).
“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the following out-of-pocket expenses of a Registration or Underwritten Offering:
(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any listing fees of any securities exchange on which the Bandwidth Class A Common Stock is then listed;
(B) fees and expenses of compliance with securities or blue sky laws (including reasonable and documented fees and disbursements of counsel for the Underwriters (in an amount not to exceed $15,000) in connection with blue sky qualifications of Registrable Securities);
(C) printing, messenger, telephone and delivery expenses;
1 To be updated to reflect the entity/ies nominated by Voicebox to receive the Consideration Shares.

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(D) reasonable fees and disbursements of counsel for the Company;
(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering; and
(F) fees and expenses of the Company’s transfer agent.
Notwithstanding the foregoing, under no circumstances shall the Company be obligated to pay any fees, discounts and/or commissions to any Underwriter or broker with respect to the Consideration Shares.
“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.3.1.
“Rule 144” shall have the meaning set forth in Section 7.3.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Shelf Request Deadline” means December 10, 2020.
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.
“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.1.2.
ARTICLE II
REGISTRATION
Section 2.1 Shelf Registration.
2.1.1 As soon as reasonably practicable on or following the Closing Date, the Company shall prepare and file with the Commission a Shelf Registration Statement on Form S-3 (such Shelf Registration shall be an ASRS to the extent that the Company is then ASR eligible) with respect to the registration under the Securities Act of the resale of the Consideration Shares (the “Resale Shelf Registration Statement”) (such Resale Shelf Registration Statement shall include a prospectus sufficient to permit the resale of all such Consideration Shares by the Holder. The Company shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to become effective immediately upon filing and to keep the Resale Shelf Registration Statement continuously effective subject to the Securities Act. Prior to the Closing Date, the parties shall each use commercially reasonable efforts to cooperate with respect to the preparation of the Resale Shelf Registration Statement and a Prospectus and other offering documentation with respect to an Underwritten Shelf Takedown; provided, however that in the event that such cooperation relates to an Underwritten Shelf Takedown, then such cooperation shall be deemed to satisfy the Company’s obligations hereunder. The parties may, by mutual written agreement, elect to delay the filing of the Resale Shelf Registration Statement to a mutually acceptable date.
2.1.2 On or prior to the Shelf Request Deadline, the Holder may, on one (1) occasion, request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to the Resale Shelf Registration Statement (an “Underwritten Shelf Takedown”). Any such request for an Underwritten Shelf Takedown shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. The parties hereby agree to enter into an underwriting agreement with the Underwriter(s) selected for such Underwritten Offering in customary form consistent with the Company’s past practice; provided that such underwriting agreement shall not require the Company or any of its directors, officers and/or stockholders to be locked up for any period of time following the date of the underwriting agreement.
2.1.3 The Holder shall have the right to select the Underwriter(s) and counsel for the Holder in connection with the Underwritten Shelf Takedown; provided, however, that such Underwriter(s) shall be selected from among the investment banking firms listed on Schedule A hereto.
2.1.4 The Company hereby represents that, as of the date hereof, it is a “well-known seasoned issuer” (having the meaning given thereto pursuant to Rule 405 promulgated under the Securities Act) and eligible to use Form S-3. The Company shall use its commercially reasonable efforts to continue to be ASR Eligible during the term of this Agreement.

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2.1.5 Except as specifically provided herein, all Registration Expenses incurred in connection with the registration or offering and sale of the Registrable Securities shall be borne by the Company.
2.1.6 The Company shall notify the Holder in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and shall furnish to the Holder, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holder may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement (in each case, to the extent that any of such documents is not available on EDGAR).
2.1.7 The Company shall as soon as reasonably practicable prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If the Resale Shelf Registration Statement is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Holder of such ineligibility and use its best efforts to file a shelf registration on an appropriate form as soon as reasonably practicable to replace the shelf registration statement on Form S-3 and have such replacement Resale Shelf Registration Statement declared effective as soon as reasonably practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holder until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form S-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.
2.1.8 For the period from the Closing Date to the earlier of (x) the Shelf Request Deadline or (ii) the termination of this Agreement according to its terms, the Company shall not (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Bandwidth Common Stock or securities convertible into or exercisable or exchangeable for Bandwidth Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Bandwidth Common Stock, whether any such transaction described in clause (1) or (2) above or risks of ownership of Bandwidth Common Stock is to be settled by delivery of Bandwidth Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a Registration Statement, including any amendments thereto, with respect to the registration of any Bandwidth Common Stock or securities convertible into or exercisable or exchangeable for Bandwidth Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing.
ARTICLE III
COMPANY PROCEDURES

Section 3.1. General Procedures. If at any time on or after the Effective Time the Company is required to effect the Registration of Registrable Securities, whether pursuant to the filing of a new Registration Statement, effecting an Underwritten Shelf Takedown, or effecting an underwritten block trade, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:
3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold; provide the Company shall not be required to file such Registration Statement until such time as it has received any necessary information from the Holder;
3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
3.1.3 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions

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in the United States as the Holder (in light of the intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holder to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.4 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
3.1.5 [reserved];
3.1.6 advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
3.1.7 advise the Holder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective (which may be satisfied by the issuance of a press release by the Company);
3.1.8 notify the Holder at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;
3.1.9 permit a representative of the Holder, the Underwriter(s), if any, and any attorney or accountant retained by such Holder or Underwriter(s) to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration Statement; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.10 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Shelf Takedown, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to the Holder and such managing Underwriter;
3.1.11 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters; provided, however, that counsel for the Company shall not be required to provide any opinions with respect to the Holder;
3.1.12 in the event of an Underwritten Shelf Takedown, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering; provided that such underwriting agreement shall not require the Company or any of its directors and officers to be locked up for any period of time following the date of the underwriting agreement;
3.1.13 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
3.1.14 in connection with an Underwritten Shelf Takedown, cause its senior management, officers, employees and independent public accountants (in the case of the independent public accountants, subject to any applicable accounting guidance regarding their participation in the offering or the due diligence process) to participate in, make themselves available, supply such information as may reasonably be requested and to otherwise facilitate and cooperate with the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (including participating in due diligence sessions) taking into account the Company’s reasonable business needs; and
3.1.15 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holder, in connection with such Registration.

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Section 3.2 In connection with an Underwritten Shelf Takedown, the Holder (i) agrees to sell the Registrable Securities included therein on the basis provided in the underwriting arrangements approved by the Company and (ii) to complete and execute all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
Section 3.3 The Company shall promptly notify the Holder in writing if the Resale Shelf Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, the Holder shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement; provided that the Company hereby covenants to as soon as reasonably practicable prepare and file any required supplement or amendment correcting any Misstatement after the time of such notice and, if necessary, to request the immediate effectiveness thereof.
Section 3.4 As long as the Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings (unless such filings are otherwise available on EDGAR).  The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).
Section 3.5 The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holder in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
Section 4.1. Indemnification
4.1.1 The Company agrees to indemnify, to the extent permitted by law, the Holder, its officers and directors and agents and each person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any Misstatement contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein.  The Company shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
4.1.2 In connection with the Resale Shelf Registration Statement, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any Misstatement contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holder expressly for use therein; provided, however, that the liability of the Holder shall be limited to the net proceeds received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement.  The Holder shall indemnify the Underwriter(s), their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.
4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  No

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indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.  The Company and the Holder also agree to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 4.1.5) to such party in the event the Company’s or the Holder’s indemnification is unavailable for any reason.
4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any Misstatement, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by the Holder in such offering giving rise to such liability.  The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this subsection 4.1.5.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.
ARTICLE V
TERMINATION

Section 5.1. This Agreement shall terminate upon the date on which the Holder does not hold any Registrable Securities.
ARTICLE VI
GENERAL PROVISIONS

Section 6.1. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 7.1. ):
If to the Company, to it at:
Bandwidth Inc.
900 Main Campus Drive, Suite 100, Raleigh, NC 27606
Attention: W. Christopher Matton
Email: cmatton@bandwidth.com
with a copy (which shall not constitute notice) to:
Latham & Watkins (London) LLP
99 Bishopsgate, London, EC2M 3XF
Attention: Edward Barnett / Michael Benjamin / Karima Salway
Email: Edward.barnett@lw.com / michael.benjamin@lw.com / karima.salway@lw.com
If to the Holder, to it at:
Voicebox S.á r.l
21, Rue Philippe II, L-2340 Luxembourg, Grand Duchy of Luxembourg

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Attention: Gaël Sausy and Luuk Remmen
Email: gael.sausy@vitruvianpartners.com and luuk.remmen@vitruvianpartners.com with a copy (which shall not constitute notice) to:
Freshfields Bruckhaus Deringer LLP
Strawinskylaan 10, 1077 XZ Amsterdam, the Netherlands
Attention: Shawn der Kinderen and Frédéric Elens
Email: shawn.derkinderen@freshfields.com and frederic.elens@freshfields.com
Section 6.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 6.3 Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other party hereto.
Section 6.4 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
Section 6.6 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 6.6.
Section 6.7 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,”

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“hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.
Section 6.8 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
Section 6.9 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.
Section 6.10 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.
Section 6.11 Amendment. This Agreement may only be amended in writing signed by each of the parties hereto.
Section 6.12 Waiver. At any time, (i) the Company may (a) extend the time for the performance of any obligation or other act of the Holder, (b) waive any inaccuracy in the representations and warranties of the Holder contained herein or in any document delivered by the Holder pursuant hereto and (c) waive compliance with any agreement of the Holder or any condition to its own obligations contained herein. At any time, (i) the Holder may (a) extend the time for the performance of any obligation or other act of the Company, (b) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto and (c) waive compliance with any agreement of the Company or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby.
Section 6.13 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.
(Next Page is Signature Page)

[AGREED FORM]
IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:
BANDWIDTH INC.

By
Name:
Title:

[Signature Page to Registration Rights Agreement]

[AGREED FORM]
IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
VOICEBOX S.Á R.L

By
Name:
Title:
[Signature Page to Registration Rights Agreement]

Schedule A

Goldman Sachs
Morgan Stanley
J.P. Morgan
Keybanc Capital Markets
Robert W. Baird